UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 28, 2005

PHOENIX FOOTWEAR GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-31309	15-0327010

(Commission File Number)	(IRS Employer Identification No.)

5759 Fleet Street, Suite 220, Carlsbad, California	92008

(Address of Principal Executive Offices)	(Zip Code)

(760) 602-9688

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
Item 5.02. Departure of Directors or Principal Officers.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

INFORMATION TO BE INCLUDED IN THE REPORT

Section 2 Financial Information

Item 2.02. Results of Operations and Financial Condition.

     On January 28, 2005, Phoenix Footwear Group, Inc. issued a press release commenting on the financial and operating results it expects to report for the fourth quarter and full year ended January 1, 2005 and financial guidance for the full year ending December 31, 2005. A copy of Phoenix Footwear Group, Inc.’s press release is attached as Exhibit 99.1 to this current report on Form 8-K.

     The information furnished pursuant to this Item 2.02 and the exhibit hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as shall be expressly set forth by specific reference in such filing.

Section 5 Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers.

     Effective January 28, 2005, Greg Tunney, President, Chief Operating Officer and Director, resigned to pursue other opportunities. His responsibilities will be assumed by Richard White, the Company’s Chief Executive Officer. On January 28, 2005 the Company issued the press release attached hereto as Exhibit 99.2, announcing the resignation.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

     99.1 Press Release issued January 28, 2005.

     99.2 Press Release issued January 28, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOENIX FOOTWEAR GROUP, INC.

Date: January 28, 2005	By:	/s/ Kenneth E. Wolf

	Name: Title:	Kenneth E. Wolf Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release issued January 28, 2005.
99.2	Press Release issued January 28, 2005.